EXHIBIT 10.1

OFFICE LEASE AGREEMENT

Rental (party a) : Beijing century changying investment management co., LTD

Business registration number: 911101055621412279

Legal address: yaojiadian no. 3, huizuan township, changying district, chaoyang district, Beijing

Legal representative: ren zhenjun

Lessee (party b) : baofeng biotechnology (Beijing) co., LTD

Business registration number: 9111011705362938X8

Legal address: no. 568, east district, mafang logistics base, pinggu district, Beijing

Legal representative; Chang Tingting

Contact number: 13810268726

In accordance with the contract law of the People's Republic of China and relevant laws and regulations, party a and party b lease the office building to party b on an equal and voluntary basis, and party b leases the office building to party a. in order to clarify the rights and obligations of both parties, the parties enter into this contract through friendly consultation.

1. Basic information of office building

1.1 office building is located in building 1, dongshilibao road, chaoyang district, Beijing, name: future office building.

1.2 party b's rental location: room 1002, no.10, future office building.

1.3 the area of the premises leased by party b is 402 square meters.

1.4 party b has known the office building and its surrounding environment, and party b has no right to occupy any place outside the office building, including but not limited to the public areas outside the whole floor rented by the tenant and the outer wall and periphery.

2. Office authority

2.1 party a has the legal right to use and lease the office building and ancillary facilities (or equipment), and party b has the right to lease and use the office building during the term of the contract.

3. Business scope

3.1 the office building leased by party b is only used for office sales and business activities. Party b shall not sublease the whole or part of the leased office building, and shall not change the leasing purpose, business nature, business name and other business matters of the leased office building. Party b shall ensure the legality of its operations and shall not affect party a's reputation in any way.

3.2 party b shall strictly abide by the relevant laws and regulations governing the operation of the company, and shall not sell or display any fake or inferior products with defects or defects. In case of any loss caused to party a due to the problems of the services or products provided by party b, party b shall compensate party a in full.

4. Lease term

4.1 lease term: from February 8, 2017 to March 7, 2020.

4.2 upon expiration of the lease term, party a has the right to take back the office; If party b intends to renew the lease and does not breach the contract within the term of validity, it shall submit a written renewal request to party a three months in advance. After party a agrees, both parties may renew the lease.

5. Rent and deposit and payment method

5.1 rent terms

From February 8, 2017 to March 7, 2018;

The rent standard is: 4.57 yuan/day/square meter, 55,880 yuan/month, 670,560 yuan/year.

Rent collection starts from February 8, 2018 to March 7, 2019;

The rent standard is: 4.57 yuan/day/square meter, 55,880 yuan/month, 670,560 yuan/year.

Rent will be charged from March 8, 2019 to March 7, 2020;

The rent standard is: 4.57 yuan/day/square meter, 55,880 yuan/month, 670,560 yuan/year.

5.2 method of rental payment

The rent will be paid semiannually. The first installment will be paid in advance upon the signing of the lease contract. Party b shall remit the rent to the bank account designated by party a. Party a shall issue an invoice to party b within 10 working days upon receipt of the rent.

5.2.1 the deposit is RMB 55,880. As party b performs the provisions of this contract in good faith, party b shall pay the deposit to party a in cash when signing the lease contract. After receiving the deposit, party a shall issue a receipt to party b.

5.2.2 the deposit shall be retained by party a during the term hereof. If party b breaches provisions hereof, party a shall have the right to deduct part or all of the deposit.

5.2.3 party b shall return the office building to party a according to the requirements of this contract and return the deposit receipt to party a. if party b USES the office building under this contract for company registration, party b shall cancel or remove the registered address of the company before returning the office building to party a. Upon acceptance by party a, the remaining deposit shall be returned to party b within 30 days.

5.2.4 if the contract is terminated in advance or party a exercises the right to terminate the contract due to party b's breach of contract, the deposit shall not be returned.

5.2.5 during the lease period, party b shall bear all relevant taxes and fees, and the specific amount shall be in accordance with national regulations.

6. Other expenses

6.1 party b shall bear all expenses incurred during the lease term (including but not limited to water fee, electricity fee, telephone fee, broadband fee, etc.)

7. Delivery and return of office buildings

7.1 delivery by party a: party a shall deliver the leased premises to party b before February 8, 2017 according to the agreed conditions of the leased premises. When party a wants party b to deliver the leased premises, party a, party b and the property management company shall jointly sign the "rent settlement sheet" to confirm the delivery status of the office building. In case of special circumstances delay the delivery, the rent-free period will be extended. If the delivery is delayed for more than 60 days, party b has the right to unilaterally terminate the contract.

7.2 if party b fails to sign the "house handover form" with party a and the property management company within 5 days after party a's written notice, party a shall have the right to unilaterally terminate the contract and lease the office building.

7.3 party a shall have the right to take back the office building upon the expiration of the lease term hereof or the termination hereof. Before the expiration of the contract, party b shall bear the cost of restoring any additional construction of the office building according to party a's requirements.

7.4 if party b cancels the lease in time, party a shall have the right to take back all the leased office buildings and party b shall bear all the consequences and responsibilities arising therefrom.

8. Party a's rights and obligations

8.1 when signing this contract, party a guarantees that party a is the legal lessor, and party a has the right to lease the office building to party b within the term of this contract, and has the right to collect the rent from party b.

8.2 party a has the right to supervise party b's legal use of the office building.

8.3 party a warrants that it enjoys the legal right to use the office buildings leased by party b and has the right to lease them to party b.

8.4 party a shall deliver the intact office building and set of equipment to party b for use in good condition, and party b shall timely check the office equipment and list.

8.5 party a has the right to record relevant information of party b.

8.6 if party b leases the office buildings hereunder for business, it shall provide valid business certificates to party a.

8.7 if party b's legal representative, address, bank account number, company name and other changes are made, party b shall inform party a in writing 3 months prior to the change, and attach the relevant supporting documents mentioned above.

8.8 after the expiration or early termination of this contract, party b shall move out the property belonging to party b that is placed in the office building in advance. After the expiration of this period, party a shall have the right to dispose of the property that is left in party a by party b, and party a shall bear the expenses for this.

9. Rights and obligations of party b

9.1 party b shall provide party a with a copy of the identity of the signatory, a copy of the business license, an account opening permit and other authentic and valid certificates.

9.2 party b shall pay the deposit, rent and other expenses payable by party b in accordance with the terms of this contract.

9.3 party b shall submit the decoration plan to party a and the property management company prior to the construction of the decoration project, and shall not carry out the construction until it is approved.

9.4 party b shall pay all expenses incurred by using the office on time.

9.5 during the lease term, party b shall not sublease, transfer or mortgage the whole or part of the leased office building to a third party.

9.6 after the expiration of the lease term, if party b does not violate the relevant provisions of this contract during the lease term, and has the priority to renew the lease under the same conditions as other lessee.

10. Termination of the contract

10.1 this contract shall be terminated naturally upon expiration of the office lease.

10.2 party a and party b may reach a written agreement to terminate this contract in advance upon mutual agreement. If party b cancels this contract in advance, party b shall give a written notice to party a within 90 days prior to the next rental payment, otherwise the deposit will not be returned as liquidated damages.

10.3 damage to the office building or other losses caused by force majeure.

10.4 if party a has any of the following circumstances, party b shall have the right to unilaterally terminate the contract: 1. The office building delivered does not comply with the contract；2. seriously affects the use of party b.

10.5 if party b has any of the following circumstances, party a shall have the right to unilaterally take measures such as water cut, power cut and door sealing, cancel the contract and take back the office building without refund of the deposit. 1. Overdue payment of rent, property fee, water and electricity fee for more than 5 days. 2. Unauthorized demolition of the main structure of office buildings. 3. The office building is used for illegal and criminal activities. 4. Transfer and sublease the office building to a third party without authorization.

11. Settlement of contract disputes

Any dispute arising from the performance of this contract shall be settled by both parties through negotiation. If no agreement can be reached through negotiation, either party may file a lawsuit with the people's court of chaoyang district, Beijing.

Party a signature

Party b signature

Date: September 4, 2017

房屋租赁合同

出租房（甲方）：北京世纪常赢投资管理有限公司

商业登记编号：911101055621412279

法定地址：北京市朝阳区常营回族乡幺家店3号

法定代表人：任振军

承租方（乙方）：宝枫生物科技（北京）有限公司

商业登记编号：9111011705362938X8

法定地址：北京市平谷区马方物流基地东区568号

法定代表人；常婷婷

联系方式：13810268726

依据《中华人民共和国合同法》及有关法律、法规的规定，甲、乙双方在平等、自愿的基础上，甲方将写字楼出租给乙方办公使用，乙方承租甲方写字楼办公，为明确双方权利和义务关系，经双方友好协商一致，签订本合同。

1.

写字楼基本情况

1.1

写字楼坐落于北京市朝阳区东十里堡路1号楼，名称：未来时写字楼。

1.2

乙方租赁房屋所处位置：未来时写字楼10曾1002号房间。

1.3

乙方租赁房屋面积：402平米。

1.4

乙方已知悉本写字楼及周边环境，乙方无权占用本写字楼外的任何地方，包括但不限于租户所租整层以外的公共区域及外墙和外围等。

2.

写字楼权限

2.1

甲方对本写字楼及附属设施（或设备）拥有合法使用权和出租权，乙方在合同期内具有本写字楼承租权和使用权。

3.

经营范围

3.1

乙方承租本写字楼仅用于：办公类的销售和经营活动。乙方不得整体或部分转租、不得更改所租赁写字楼的租赁用途、经营性质、经营名称等经营事项。乙方应确保经营的合法性，同时不应当以任何方式影响甲方之声誉。

3.2

乙方应当严格遵守有关公司经营的法律法规，不得销售或展示存在暇疵和缺陷的假冒伪劣产品。如因乙方提供服务或经营产品存在问题给甲方造成损失的，乙方应当予以全部赔偿。

4.

租赁期限

4.1

租赁期限：自2017年2月8日起至2020年3月7日止。

4.2

租赁期满，甲方有权收回本写字楼；如乙方有意续租，并在合同有效期内未出现违约行为，应提前3个月向甲方提出书面续租要求，待甲方统一后，双方可以续订租赁合同。

5.

租金和押金及支付方式

5.1

租金条款

租金收取自2017年2月8日起至2018年3月7日；

租金标准为：4.57元/天/平方米，55880元/月，670560元/年。

租金收取自2018年2月8日起至2019年3月7日；

租金标准为：4.57元/天/平方米，55880元/月，670560元/年。

租金收取自2019年3月8日起至2020年3月7日；

租金标准为：4.57元/天/平方米，55880元/月，670560元/年。

5.2

租金支付方式

租金每半年支付一次，签订租赁合同时预付第一期租金，以后每期租金应于上期租金有效期满前15天支付。乙方将租金汇款至甲方指定的银行账户。甲方收到租金后10个工作日内为乙方开具发票。

5.2.1

押金为55880元，作为乙方诚信履行本合同各条款之规定，由乙方在签订租赁合同时直接以现金方式向甲方交付保证金，甲方收取押金后想乙方开具收据，乙方应妥善保管，此押金不计利息。

5.2.2

押金在本合同有效期内由甲方保留，在乙方违反本合同约定，甲方有权部分或全部扣减押金。

5.2.3

租赁期满当日或本合同终止3日内，乙方将本写字楼按照本合同要求交还给甲方，并向甲方返还押金收据，如乙方利用本合同项下写字楼进行公司注册的，乙方还需在将写字楼交还甲方前，将公司注册地址注销或迁移。经甲方验收合格，押金剩余部分在30日内返还给乙方。

5.2.4

本合同提前解除或因乙方违约甲方行使合同解除权致使合同解除的，押金不予退还。

5.2.5

本写字楼租赁期间，相关税费均由乙方全部承担，具体金额按照国家规定。

6.

其他费用

6.1

乙方承担租赁期间因使用本写字楼产生的各项费用（包括但不限于水费、电费、电话费、宽带费等）

7.

写字楼交付及返还

7.1

甲方交付：甲方应于2017年2月8日前将按租赁场地约定条件交付给乙方，甲方想乙方交付租赁场地时，甲、乙及物业公司三方共同签署《房租交割单》，作为对本写字楼交付状态的确认。如遇特殊情况延迟交房，免租期顺延。如延迟交房超过60天，乙方有权单方面解除合同。

7.2

如乙方在甲方书面通知5日内未与甲方、物业公司签署《房屋交割单》，甲方有权单方解除合同，将本写字楼另行出租，乙方已交押金和租金不予返还。

7.3

本合同租赁期届满或合同解除当日，甲方有权全部收回该写字楼。合同到期日前，乙方根据甲方要求，自行承担对本写字楼进行的任何额外建造，全部恢复原状的费用。

7.4

乙方逾期退租的，甲方有权自行收回全部出租写字楼，乙方须自行承担由此产生的全部后果和责任。

8.

甲方的权利及义务

8.1

甲方子啊签订本合同时，保证甲方为合法出租人，甲方有权在本合同期限内向乙方出租本写字楼，并有权向乙方收取租金。

8.2

甲方有权监督乙方合法使用本写字楼。

8.3

甲方保证自身享有乙方租赁写字楼的合法使用权，并有权将其出租给乙方。

8.4

甲方需将完好无损的写字楼及套内设备在良好的状态下交付乙方使用，乙方及时清点写字楼设备及清单。

8.5

甲方有权对乙方的相关信息进行备案。

8.6

乙方租赁本合同项下写字楼用于经营的，应向甲方提供有效经营证件。

8.7

如乙方法定代表人、地址、银行账号、公司名称等变更的，应于发生变更前3个月以书面形式告知甲方，同时附带上述有关证明文件。

8.8

在本合同期满或提前终止以后，乙方应当提前将其放置在本写字楼内的属于乙方的财产搬走，超过该期限，甲方有权代为处置乙方留置在甲方的财物，甲方为此支付的费用应由乙方承担。

9.

乙方的权利及义务

9.1

乙方应向甲方提供签约人身份复印件、营业执照复印件、开户许可证等真实有效的证明。

9.2

乙方按照本合同的约定条款，按时支付押金、租金和及其他应由乙方承

担的费用。

9.3

乙方在装修工程开工之前将装修方案提交甲方和物业公司，获得批准后方可施工。

9.4

乙方应按时缴纳因使用本写字楼所产生的各项费用。

9.5

乙方在承租期内不得将所承租写字楼整体或部分转租、转让、抵押于第三方。

9.6

承租期满后，如乙方在租期内未违反本合同的相关约定，且在与其他承租人同等条件的前提下，享有优先续租权。

10.

合同的解除

10.1

本写字楼租赁期满后，本合同自然解除。

10.2

经甲乙双方协商一致，可以达成书面协议，提前终止本合同。 如乙方提前解除本合同，则乙方应于下次租金支付日前90天内书面通知甲方，否则作押金作为违约金不予退还。

10.3

因不可抗力原因致使写字楼损毁或造成其他损失的。

10.4

甲方有下列情形之一的，乙方有权单方面解除合同：1.交付的写字楼危机乙方安全或健康的。2. 交付的写字楼不符合合同约定，严重影响乙方使用的。

10.5

乙方有下列情形之一的，甲方有权单方采取停水、停电、封门等措施，并解除合同，收回该写字楼，押金不退。1. 逾期支付租金、物业费、水电费超过5日的。2. 擅自改拆写字楼主体结构。3.利用该写字楼从事违法犯罪活动的。4.擅自转让、转租该写字楼给第三方。

11.

合同争议的解决方式

如因履行本合同发生争议，甲、乙双方应协商解决；协商不成的，任何一方均可向北京市朝阳区人民法院提起诉讼。

甲方签字

乙方签字

日期：2017年9月4日